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
FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement - Operating Results (unaudited)
(Dollars in thousands, except per share data)



                                           Q-4 00       Q-3 00        Q-2 00        Q-1 00       Q-4 99       Q-3 99        Q-2 99
                                           ------       ------        ------        ------       ------       ------        ------
Revenues
 Investment Banking:
   Underwriting                           $  4,447      $  4,928      $  1,205     $ 10,506     $  6,200      $  4,026     $  9,245
   Corporate finance                         9,209         7,264         8,741        6,190       11,820         2,024        5,820
   Investment gains                              -         1,453             -            -        1,690            15        2,148
 Institutional Brokerage:
   Listed and agency                         6,511         4,989         4,627        5,676        5,048         3,372        3,749
   Principal (OTC)                           5,792         7,019        12,788        6,001        4,472         4,721        6,804
 Asset management:
   Base management fees                      2,835         2,504         2,206        2,174        2,379         2,714        2,052
   Incentive allocations                    (7,747)        7,751         7,849       36,603       35,298            62          470
   Net investment income                     3,026         5,780         3,768       (2,900)      (1,870)      (10,572)       6,985
 Interest, dividends and other               2,336         3,014         2,352        1,993        2,559         2,560        3,106
                                          --------      --------      --------     --------     --------      --------     --------
Total revenues                              26,409        44,702        43,536       66,243       67,596         8,922       40,379
                                          --------      --------      --------     --------     --------      --------     --------
Expenses
   Compensation and benefits                13,527        24,809        25,209       46,223       45,759        16,318       22,109
   Business development                      3,515         4,755         3,261        3,057        3,780         8,002        4,590
   Professional services                       732         1,219         1,130        1,560        1,638         1,660        1,318
   Interest                                    700           424           319          222          163           159          494
   Brokerage and clearing                    1,618         1,483         1,539        1,567        1,386         1,098        1,195
   Communications                            1,337         1,300         1,267        1,181        1,240         1,246          913
   Occupancy & equipment                     2,191         2,657         2,373        2,323        1,952         1,738        1,422
   Other                                     1,358         1,862         2,373        1,554        1,482         1,762        2,489
                                          --------      --------      --------     --------     --------      --------     --------
Total expenses                              24,978        38,509        37,471       57,687       57,400        31,983       34,530
                                          --------      --------      --------     --------     --------      --------     --------
Net income before taxes                      1,431         6,193         6,065        8,556       10,196       (23,061)       5,849
                                          --------      --------      --------     --------     --------      --------     --------
Provision for income taxes                                (1,239)         (785)      (2,139)

Net income after taxes                    $  1,431      $  4,954      $  5,280     $  6,417     $ 10,196      $(23,061)    $  5,849
                                          ========      ========      ========     ========     ========      ========     ========
Statistical Data:
-----------------
Basic & diluted
  EPS (actual)                            $   0.03      $   0.10      $   0.11     $   0.13     $   0.21      $  (0.47)    $   0.12
  EPS (pro-forma) (1)                     $      -      $      -      $      -     $      -     $      -      $      -     $      -
Book value per share                      $   4.34      $   4.30      $   4.14     $   4.03     $   3.86      $   3.50     $   3.84
Shares outstanding (in thousands)           49,380        49,282        49,204       49,096       48,961        48,882       48,882
Compensation and benefits as a % revenue      51.2%         55.5%         57.9%        69.8%        67.7%        182.9%        54.8%

Net income before taxes as a % revenue         5.4%         13.9%         13.9%        12.9%        15.1%       -258.5%        14.5%

ROE (annualized)                               2.7%          9.5%         10.5%        13.3%        22.7%        -51.4%        12.8%

Total shareholders' equity                $214,556      $211,794      $203,637     $198,063     $188,969      $170,922     $187,852
Assets Under Management ("AUM")
(amounts in millions)
   Managed accounts                       $  133.6      $  136.9      $  131.9     $  114.6     $  180.2      $  200.5     $  212.5
   Hedge & offshore funds                    149.7         135.1         114.3         98.8        151.6         177.1        212.4
   Mutual Funds                              119.0          93.1          56.4         54.7         66.1          78.1         91.6
   Private equity & venture capital          457.2         757.5         697.4        661.7        480.9         329.6        295.7
                                          --------      --------      --------     --------     --------      --------     --------
Total AUM                                 $  859.5      $1,122.6      $1,000.0     $  929.8     $  878.8      $  785.3     $  812.2
                                          ========      ========      ========     ========     ========      ========     ========
Employees                                      386           367           392          390          390           390          350
                                          ========      ========      ========     ========     ========      ========     ========

                                                                 Q-1 99        Q-4 98        Q-3 98         Q-2 98        Q-1 98
                                                                 ------        ------        ------         ------        ------
Revenues
 Investment Banking:
   Underwriting                                                 $  3,171      $  2,728       $  4,040      $ 16,313      $ 47,710
   Corporate finance                                               2,877         3,663          4,417        29,615         3,661
   Investment gains                                                    -             -              -             -             -
 Institutional Brokerage:
   Listed and agency                                               2,819         3,402          3,862         4,336         3,708
   Principal (OTC)                                                 6,061         1,295        (31,923)         (677)        3,113
 Asset management:
   Base management fees                                            2,264         2,110          2,105         1,810         1,531
   Incentive allocations                                              73         1,693             14           496         1,638
   Net investment income                                           2,261           775         (7,480)         (242)        3,004
 Interest, dividends and other                                     2,543         3,393          3,456         5,683         3,619
                                                                --------      --------       --------      --------      --------
Total revenues                                                    22,069        19,059        (21,509)       57,334        67,984
                                                                --------      --------       --------      --------      --------
Expenses
   Compensation and benefits                                      14,238        14,487         10,870        28,899        28,343
   Business development                                            2,253         2,183          6,212         5,276         4,274
   Professional services                                             341         1,827          4,026         2,983         2,532
   Interest                                                          507           247          1,553         1,468         1,659
   Brokerage and clearing                                          1,014           482          1,603         1,649         1,343
   Communications                                                    924         1,055            834           877           826
   Occupancy & equipment                                           1,562         1,279          1,284           900           764
   Other                                                           1,185         1,308          2,838         2,689         2,507
                                                                --------      --------       --------      --------      --------
Total expenses                                                    22,024        22,868         29,220        44,741        42,248
                                                                --------      --------       --------      --------      --------
Net income before taxes                                               45        (3,809)       (50,729)       12,593        25,736
                                                                --------      --------       --------      --------      --------
Provision for income taxes                                                                     15,317        (5,160)      (10,157)
Net income after taxes                                          $     45      $ (3,809)      $(35,412)     $  7,433      $ 15,579
                                                                ========      ========       ========      ========      ========
Statistical Data:
-----------------
Basic & diluted
 EPS (actual)                                                   $      -    $  (0.08)       $  (0.71)     $   0.15       $   0.31
 EPS (pro-forma) (1)                                            $      -    $      -        $      -      $      -       $      -
Book value per share                                            $   3.63    $   3.81        $   3.91      $   4.99       $   4.84
Shares outstanding (in thousands)                                 48,733      49,119          49,496        50,029         50,029
Compensation and benefits as a % revenue                            64.5%       76.0%          -50.5%         50.4%          41.7%
Net income before taxes as a % revenue                               0.2%      -20.0%         -235.9%         22.0%          37.9%
ROE (annualized)                                                     0.1%       -8.0%          -63.9%         12.1%          26.6%
Total shareholders' equity                                      $176,876    $186,902        $193,433      $249,659       $242,225
Assets Under Management ("AUM")
(amounts in millions)
   Managed accounts                                             $  229.4      $  224.4       $  226.7      $  258.1      $  277.2
   Hedge & offshore funds                                          194.7         189.6          213.2         282.4         257.7
   Mutual Funds                                                     95.9         118.6          125.0         177.4         179.6
   Private equity & venture capital                                152.9         156.2          158.6         147.1         139.7
                                                                --------      --------       --------      --------      --------
Total AUM                                                       $  672.9      $  688.8       $  723.5      $  865.0      $  854.2
                                                                ========      ========       ========      ========      ========
Employees                                                            349           358            390           350           301
                                                                ========      ========       ========      ========      ========


                                                          Q-4 97        Q-3 97        Q-2 97       Q-1 97
                                                          ------        ------        ------       ------
Revenues
 Investment Banking:
   Underwriting                                          $ 75,414       $24,489       $29,424      $13,179
   Corporate finance                                       22,032        29,065           769        8,783
   Investment gains                                             -             -             -            -
 Institutional Brokerage:
   Listed and agency                                        4,497         3,355         1,740        2,803
   Principal (OTC)                                          4,652         6,520         2,914        2,560
 Asset management:
   Base management fees                                     1,266           758           610          522
   Incentive allocations                                   11,318           539           462          291
   Net investment income                                      154         2,139           805          130
   Interest, dividends and other                            1,884         1,368           917          776
                                                         --------       -------       -------      -------
Total revenues                                            121,217        68,233        37,641       29,044
                                                         --------       -------       -------      -------
Expenses
   Compensation and benefits                               71,819        40,595        24,848       19,695
   Business development                                     5,321         3,095         2,823        2,100
   Professional services                                    3,690         2,546         1,546        1,285
   Interest                                                 1,469           571         1,006          724
   Brokerage and clearing                                   1,823         1,224           897        1,017
   Communications                                             790           540           559          436
   Occupancy & equipment                                      704           747           679          508
   Other                                                    2,294         1,367         1,263        1,017
                                                         --------       -------       -------      -------
Total expenses                                             87,910        50,685        33,621       26,782
                                                         --------       -------       -------      -------
Net income before taxes                                    33,307        17,548         4,020        2,262
                                                         --------       -------       -------      -------
Provision for income taxes                                (13,323)       (7,019)       (1,608)        (905)
Net income after taxes                                   $ 19,984       $10,529       $ 2,412      $ 1,357
                                                         ========       =======       =======      =======

Statistical Data:
-----------------
Basic & diluted
 EPS (actual)                                            $   0.87     $  0.44       $  0.10        $  0.06
 EPS (pro-forma) (1)                                     $   0.49     $  0.26       $  0.06        $  0.03
Book value per share                                     $   4.53     $  1.45       $  1.14        $  1.21
Shares outstanding (in thousands)                          50,029      40,029        40,029         40,029
Compensation and benefits as a % revenue                     59.2%       59.5%         66.0%          67.8%
Net income before taxes as a % revenue                       27.5%       25.7%         10.7%           7.8%
ROE (annualized)                                             56.1%       81.3%         20.6%          11.1%
Total shareholders' equity                               $226,646     $58,118       $45,467        $48,364
Assets Under Management ("AUM")
(amounts in millions)
   Managed accounts                                      $  245.6       $  56.5       $  51.0      $  50.0
   Hedge & offshore funds                                   221.1         250.0         194.0        160.8
   Mutual Funds                                             115.3          55.1          30.1         10.4
   Private equity & venture capital                          59.6          52.5          10.6          6.7
                                                         --------       -------       -------      -------
Total AUM                                                $  641.6       $ 414.1       $ 285.7      $ 227.9
                                                         ========       =======       =======      =======
Employees                                                     265           230           213          213
                                                         ========       =======       =======      =======
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